UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 22, 2021

YUMANITY THERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-37695	20-8436652
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

40 Guest Street, Suite 4410 Boston, MA	02135
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 617-409-5300

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	YMTX	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 1.02. Termination of Material Definitive Agreement.

On December 3, 2021, Yumanity Therapeutics, Inc. (the “Company”) entered into an Open Market Sale AgreementSM, by and between the Company and Jefferies LLC (“Jefferies”) to sell shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”), having an aggregate offering price of up to $60 million from time to time through an “at-the-market” equity offering program under which Jefferies will act as the Company’s agent (the “New Sale Agreement”). A copy of the New Sale Agreement was filed as Exhibit 1.2 to the Company’s Registration Statement on Form S-3 (File No. 333-261489), filed with the Securities and Exchange Commission (the “SEC”) on December 3, 2021. On December 22, 2021 and in connection with the New Sale Agreement, the Company terminated the Open Market Sale AgreementSM, dated as of April 8, 2021 (the “Prior Sale Agreement”), by and between the Company and Jefferies.

The termination of the Prior Sale Agreement was effective on December 22, 2021. As previously reported, pursuant to the terms of the Prior Sale Agreement and the related prospectus supplement filed with the SEC on April 8, 2021, the Company could offer and sell shares of its Common Stock having an aggregate offering price of up to $60 million from time to time through Jefferies. The Company is not subject to any termination penalties related to the termination of the Prior Sale Agreement. The Company sold 112,833 shares of its Common Stock for gross proceeds of approximately $1.46 million pursuant to the Prior Sale Agreement through the termination date of such agreement. The Company will not make any further sales of shares of its Common Stock under the Prior Sale Agreement and the related prospectus supplement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Yumanity Therapeutics, Inc.

Date: December 23, 2021	By:	/s/ Richard Peters
	Name:	Richard Peters
	Title:	President and Chief Executive Officer